UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2005
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                              Gilman + Ciocia, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                   000-22996                   11-2587324
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(State or other jurisdiction  (Commission File Number)          (IRS Employer
      of incorporation)                                      Identification No.)

11 Raymond Avenue, Poughkeepsie, New York                               12603
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (845)485-5278
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

      Subsequent to a National Association of Securities Dealers ("NASD") examination of Prime Capital Services, Inc. ("Prime"), a wholly owned subsidiary of Gilman + Ciocia, Inc. (the "Company"), the NASD on August 12, 2005 accepted a Letter of Acceptance, Waiver and Consent ("AWC") submitted by Prime, in which Prime agreed to be censured and fined $200,000, and to recompense certain customers of Prime who purchased mutual fund "B" shares. Without admitting or denying the alleged violations, Prime agreed to the findings by the NASD that certain supervisory deficiencies existed between June 2002 and July 2003. The acceptance of the AWC concludes the matter. The Company had previously recorded a reserve of $200,000 in connection with the matter, and accordingly the acceptance of the AWC will not affect the consolidated financial statements of the Company.

August 18, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Gilman + Ciocia, Inc.
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                                                     (Registrant)


Date August 18, 2005
     ---------------                    /s/ Christopher Kelly
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                                        Name:  Christopher Kelly
                                        Title: General Counsel